UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2022

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	814-00175 (Commission File Number)	86-0490034 (I.R.S. Employer Identification No.)

15 Ave. Munoz Rivera Ste 5 San Juan, PR (Address of principal executive offices)	00901 (Zip Code)

Registrant’s telephone number, including area code: (833) 373-3228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 2, 2022, we received notice from The Nasdaq Stock Market (“Nasdaq”) that, because we have not yet held an annual meeting of shareholders within twelve months of the end of our April 30, 2021 fiscal year, we are out of compliance with the Nasdaq rules for continued listing (Listing Rules 5620(a) and 5810(c)(2)(G)). Under the applicable Nasdaq rules, we now have 45 calendar days to submit a plan to regain compliance. If Nasdaq accepts our plan, we may be granted an exception of up to 180 calendar days from our most recent fiscal year end, or until October 27, 2022, to regain compliance.

In response to the notice, we intend to schedule an annual meeting of shareholders within a time frame sufficient to regain compliance with applicable listing rules.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2022, our Board of Directors approved a Non-Employee Director Compensation Plan, which includes the issuance to each of our four (4) independent directors, pursuant to our 2019 Equity Incentive Plan (the “Plan”), of shares of our restricted common stock having a fair market value of $60,000 as provided in the Plan. The shares will vest twenty-five (25%) percent on the date of grant, with the remainder to vest in installments of 1/24 on the first day of each calendar month commencing on June 1, 2022. In addition, each director shall receive annual cash compensation of $40,000 payable in monthly installments, plus an additional $10,000 per year for position of Audit Committee Chairman, $6,000 per year for the position of Compensation Committee Chairman, and $5,000 per year for the position of Nominating and Governance Committee Chairman.

Section 8 – Other Events

Item 8.01 Other Events

On April 29, 2022, our Board of Directors adopted the Insider Trading Policy furnished herewith as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item. 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
99.1	Insider Trading Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2022	RED CAT HOLDINGS, INC.

	By:	/s/ Jeffrey M. Thompson
	Name:	Jeffrey M. Thompson
	Title:	President and Chief Executive Officer